UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 1, 2001

LSB INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania, Oklahoma City, Oklahoma	73107
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(405) 235-4546

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 23, 2001, LSB Industries, Inc. (the "Company"), filed its Form 8-K (date of report: October 1, 2001) (the "Form 8-K") to report three contracts (together, the "Agreements"): (a) an Asset Purchase and Sale Agreement, dated October 22, 2001, between Orica USA, Inc., and El Dorado Chemical Company and Northwest Financial Corporation, each a wholly owned subsidiary of the Company's subsidiary, ThermaClime, Inc.; (b) an AN Supply Agreement, dated November 1, 2001, between Orica USA, Inc. and El Dorado Chemical Company; and (c) a Sales Agreement, dated October 1, 2001, between Nelson Brothers, LLC and Cherokee Nitrogen Company. The Agreements were attached as exhibits to the Form 8-K, with portions of the Agreements being omitted pursuant to a request to the Securities and Exchange Commission by the Company for confidential treatment by the  Commission under the Freedom of Information Act (the "Request").

In response to the Commissions comments to the Request, the Company submitted an amended Request and agreed to withdraw its request for confidentiality with respect to certain portions of the Agreements. This Form 8-K/A is being filed to substitute the Agreements attached as exhibits to the Form 8-K for the Agreements set forth below. The Agreements attached to this Form 8-K/A omit certain confidential information in accordance with the Company's amended Request.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Asset Purchase and Sale Agreement, dated October 22, 2001, between Orica USA, Inc., El Dorado Chemical Company, and Northwest Financial Corporation. CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AS IT IS THE SUBJECT OF A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE FREEDOM OF INFORMATION ACT. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

99.2 AN Supply Agreement, dated November 1, 2001, between Orica USA, Inc. and El Dorado Chemical Company. CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AS IT IS THE SUBJECT OF A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE FREEDOM OF INFORMATION ACT. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

99.3 Sales Agreement, dated October 1, 2001, between Nelson Brothers, LLC and Cherokee Nitrogen Company. CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AS IT IS THE SUBJECT OF A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE FREEDOM OF INFORMATION ACT. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2006.

LSB INDUSTRIES, INC.

By: /s/ Jim Jones
Jim Jones
Senior Vice President-
Chief Accounting Officer